Cash and Cash Equivalents - Summary of Cash and Cash Equivalents (Detail) $ in Thousands, $ in Thousands		Dec. 31, 2021 USD ($)	Dec. 31, 2021 MXN ($)	Dec. 31, 2020 USD ($)	Dec. 31, 2020 MXN ($)	Dec. 31, 2019 MXN ($)	Dec. 31, 2018 MXN ($)
Cash and cash equivalents [abstract]
Cash on hand and in banks	[1],[2]		$ 41,520,864		$ 20,211,875
Highly liquid investments	[3]		34,985,583		19,777,906
Cash and cash equivalents		$ 3,716,882	$ 76,506,447	$ 1,942,808	$ 39,989,781	$ 60,621,631	$ 81,912,409

[1]	As of December 31, 2021, includes Ps. 15,461,286 in cash allocated to the retirement plan of benefits to employees. These resources are obtained from the collection of Government Bonds that will be transferred exclusively to the Fideicomiso Fondo Laboral Pemex (“Pemex Labor Fund” or “FOLAPE”) for the payment of obligations related to pensions and retirement plans.
[2]	Cash on hand and in banks is primarily composed of cash in banks.
[3]	Mainly composed of short-term Mexican Government investments.